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                                                                    Exhibit 23.2




                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
West Mass Bankshares, Inc.

We consent to the use of our report incorporated by reference herein and the reference to our firm under the headings "West Mass Bankshares, Inc. -- Selected Financial Data" and "Experts" in the prospectus.



                                                             [KPMG Peat Merwick]



Springfield, Massachusetts
February 8, 1994